THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO PACIFIC CMA, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

                            SECURED REVOLVING NOTE

            FOR VALUE RECEIVED, each of PACIFIC CMA, INC., a Delaware corporation (the "Parent"), and the other companies listed on Exhibit A attached hereto (such other companies together with the Parent, each a "Company" and collectively, the "Companies"), jointly and severally, promises to pay to LAURUS MASTER FUND, LTD., c/o M&C Corporate Services Limited, P.O. Box 309 GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, Fax:
345-949-8080 (the "Holder") or its registered assigns or successors in interest, the sum of Seven Million Five Hundred Thousand Dollars ($7,500,000), without duplication of any amounts owing by the Companies to the Holder under the Minimum Borrowing Notes (as defined in the Security Agreement referred to below), or, if different, the aggregate principal amount of all Loans (as defined in the Security Agreement referred to below), without duplication of any amounts owing by the Companies to the Holder under the Minimum Borrowing Notes, together with any accrued and unpaid interest hereon, on July 29, 2008 (the "Maturity Date") if not sooner indefeasibly paid in full.

            Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Security Agreement among the Companies and the Holder dated as of the date hereof (as amended, modified and/or supplemented from time to time, the "Security Agreement").

            The following terms shall apply to this Secured Revolving Note (this "Note"):

                                   ARTICLE I
                    CONTRACT RATE AND MINIMUM BORROWING NOTE

            1.1 Contract Rate. Subject to Sections 3.2 and 4.10, interest payable on the outstanding principal amount of this Note (the "Principal Amount") shall accrue at a rate per annum equal to the "prime rate" published in The Wall Street Journal from time to time (the "Prime Rate"), plus one percent (1.0%) (the "Contract Rate"). The Contract Rate shall be increased or decreased as the case may be for each increase or decrease in the Prime Rate in an amount equal to such increase or decrease in the Prime Rate; each change to be effective as of the day of the change in the Prime Rate. Subject to Section 1.2, the Contract Rate shall not at any time be less than six percent (6.0%) per annum. Interest shall be (i) calculated on the basis of a 360 day year, and (ii) payable monthly, in arrears, commencing on August 1, 2005 on the first business day of each consecutive calendar month thereafter through and including the Maturity Date, and on the Maturity Date, whether by acceleration or otherwise.

            1.2 Contract Rate Adjustments and Payments. The Contract Rate shall be calculated on the last business day of each calendar month hereafter (other than for increases or decreases in the Prime Rate which shall be calculated and become effective in accordance with the terms of Section 1.1) until the Maturity Date (each a "Determination Date") and shall be subject to adjustment as set forth herein. If (i) the Parent shall have registered the shares of the Common Stock underlying the conversion of each Minimum Borrowing Note and each Warrant on a registration statement declared effective by the Securities and Exchange Commission (the "SEC"), and (ii) the market price (the "Market Price") of the Common Stock as reported by Bloomberg, L.P. on the Principal Market for the five
(5) trading days immediately preceding a Determination Date exceeds the then applicable Fixed Conversion Price by at least twenty-five percent (25%), the Contract Rate for the succeeding calendar month shall automatically be reduced by 200 basis points (200 b.p.) (2%) for each incremental twenty-five percent (25%) increase in the Market Price of the Common Stock above the then applicable Fixed Conversion Price. Notwithstanding the foregoing (and anything to the contrary contained herein), in no event shall the Contract Rate at any time be less than zero percent (0%).

            1.3 Allocation of Principal to Minimum Borrowing Note. Notwithstanding anything herein to the contrary, whenever during the Term the outstanding balance on the Minimum Borrowing Note shall be less than the Minimum Borrowing Amount (such amount being referred to herein as the "Transferable Amount") to the extent that the outstanding balance on the Revolving Note should equal or exceed $500,000, that portion of the balance of the Revolving Note that exceeds $500,000, but does not exceed the Transferable Amount, shall be segregated from the outstanding balance under the Revolving Note and allocated to and aggregated with the then existing balance of the next unissued serialized Minimum Borrowing Note (the "Next Unissued Serialized Note"); provided that such segregated balance shall remain subject to the terms and conditions of such Revolving Note until a new serialized Minimum Borrowing Note is issued as set forth below. The Next Unissued Serialized Note shall remain in book entry form until the balance thereunder shall equal the Minimum Borrowing Amount, at which time a new serialized Minimum Borrowing Note in the face amount equal to the Minimum Borrowing Amount will be issued and registered as set forth in the Registration Rights Agreement (and the outstanding balance under the Revolving Note shall at such time be correspondingly reduced in the amount equal to the Minimum Borrowing Amount as a result of the issuance of such new serialized Minimum Borrowing Note).

            1.4 Prepayment. The Companies shall have the right to prepay in cash, at any time and from time to time, the entire outstanding principal amount of this Note and all accrued interest thereon without any premium or penalty.

                                   ARTICLE II

            2.1 Optional Conversion. Subject to the terms of this Article II, the Holder shall have the right, but not the obligation, at any time until the Maturity Date, or during an Event of Default (as defined in Article III), and, subject to the limitations set forth in Section 2.2 hereof, to convert all or any portion of the outstanding Principal Amount and/or accrued interest due and payable into fully paid and nonassessable restricted shares of the Common Stock at the Fixed Conversion Price (defined below). For purposes hereof, subject to
Section 3.6 hereof, the initial "Fixed Conversion Price" means (i) with respect to the first $3,750,000 of the aggregate principal amount converted pursuant to the terms of this Note or any Minimum Borrowing Note (and all interest related thereto), $.88 and (ii) with respect to the remaining principal amount converted pursuant to the terms of this Note or any Minimum Borrowing Note (and all interest related thereto), $1.05. The shares of Common Stock to be issued upon such conversion are herein referred to as the "Conversion Shares."

            2.2 Conversion Limitation.

      Notwithstanding anything contained herein to the contrary, the Holder shall not be entitled to convert pursuant to the terms of this Note an amount that would be convertible into that number of Conversion Shares which would exceed the difference between (i) 4.99% of the issued and outstanding shares of Common Stock and (ii) the number of shares of Common Stock beneficially owned by the Holder and issuable to the Holder upon exercise of the Warrants. For purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and Regulation 13d-3 thereunder. The Conversion Shares limitation described in this Section 2.2 shall automatically become null and void following written notice to any Company upon the occurrence and during the continuance of an Event of Default, or upon 75 days prior notice to the Parent, except that at no time shall the number of shares of Common Stock beneficially owned by the Holder exceed 19.99% of the outstanding shares of Common Stock, or such lesser amount as required by the applicable Principal Market on which the Parent's Common Stock is listed, unless such shall first be approved by the Parent's stockholders. Notwithstanding anything contained herein to the contrary, the number of shares of Common Stock issuable by the Parent and acquirable by the Holder at a price below $.81 per share pursuant to the terms of this Note, the Security Agreement or any other Ancillary Agreement, shall not exceed an aggregate of 5,095,933 shares of Common Stock (subject to appropriate adjustment for stock splits, stock dividends, or other similar recapitalizations affecting the Common Stock) (the "Maximum Common Stock Issuance"), unless the issuance of Common Stock hereunder in excess of the Maximum Common Stock Issuance shall first be approved by the Parent's shareholders. If at any point in time and from time to time the number of shares of Common Stock issued pursuant to the terms of this Note, the Security Agreement or any other Ancillary Agreement, together with the number of shares of Common Stock that would then be issuable by the Parent to the Holder in the event of a conversion or exercise pursuant to the terms of this Note, the Security Agreement or any other Ancillary Agreement, would exceed the Maximum Common Stock Issuance but for this Section 2.2, the Parent shall promptly call a shareholders meeting to solicit shareholder approval for the issuance of the shares of Common Stock hereunder in excess of the Maximum Common Stock Issuance. Notwithstanding anything contained herein to the contrary, the provisions of this Section 2.2 are irrevocable and may not be waived by the Holder or any Company.

            2.3 Mechanics of Holder's Conversion. In the event that the Holder elects to convert this Note into Common Stock, the Holder shall give notice of such election by delivering an executed and completed notice of conversion in substantially the form of Exhibit B hereto (appropriately completed) ("Notice of Conversion") to the Parent and such Notice of Conversion shall provide a breakdown in reasonable detail of the Principal Amount, accrued interest and fees that are being converted. On each Conversion Date (as hereinafter defined) and in accordance with its Notice of Conversion, the Holder shall make the appropriate reduction to the Principal Amount, accrued interest and fees as entered in its records and shall provide written notice thereof to the Parent within two (2) Business Days after the Conversion Date. Each date on which a Notice of Conversion is delivered or telecopied to the Parent in accordance with the provisions hereof shall be deemed a Conversion Date (the "Conversion Date"). Pursuant to the terms of the Notice of Conversion, the Parent will issue instructions to the transfer agent accompanied by an opinion of counsel within one (1) Business Day of the date of the delivery to the Parent of the Notice of Conversion and shall cause the transfer agent to transmit the certificates representing the Conversion Shares to the Holder by crediting the account of the Holder's designated broker with the Depository Trust Corporation ("DTC") through its Deposit Withdrawal Agent Commission ("DWAC") system within three (3) Business Days after receipt by the Parent of the Notice of Conversion (the "Delivery Date"). In the case of the exercise of the conversion rights set forth herein the conversion privilege shall be deemed to have been exercised and the Conversion Shares issuable upon such conversion shall be deemed to have been issued upon the date of receipt by the Parent of the Notice of Conversion. The Holder shall be treated for all purposes as the record holder of the Conversion Shares, unless the Holder provides the Parent written instructions to the contrary.

            2.4 Late Payments. Each Company understands that a delay in the delivery of the Conversion Shares in the form required pursuant to this Article beyond the Delivery Date could result in economic loss to the Holder. As compensation to the Holder for such loss, in addition to all other rights and remedies which the Holder may have under this Note, applicable law or otherwise, the Companies shall, jointly and severally, pay late payments to the Holder for any late issuance of Conversion Shares in the form required pursuant to this
Article II upon conversion of this Note, in the amount equal to $200 per Business Day after the Delivery Date. The Companies shall, jointly and severally, make any payments incurred under this Section in immediately available funds upon demand.

            2.5 Conversion Mechanics. The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing that portion of the principal and interest and fees to be converted, if any, by the then applicable Fixed Conversion Price.

            2.6 Adjustment Provisions. The Fixed Conversion Price and number and kind of shares or other securities to be issued upon conversion determined pursuant to Section 2.1 shall be subject to adjustment from time to time upon the occurrence of certain events during the period that this conversion right remains outstanding, as follows:

            (a) Reclassification. If the Parent at any time shall, by reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes, this Note, as to the unpaid Principal Amount and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Common Stock (i) immediately prior to or (ii) immediately after, such reclassification or other change at the sole election of the Holder.

            (b) Stock Splits, Combinations and Dividends. If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock or any preferred stock issued by the Parent in shares of Common Stock, the Fixed Conversion Price shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

                  Share Issuances. Subject to the provisions of this Section 2.6, if the Parent shall at any time prior to the conversion or repayment in full of the Principal Amount issue any shares of Common Stock or securities convertible into Common Stock to a Person other than the Holder (except (i) pursuant to Sections 2.6(a) or (b) above; (ii) pursuant to options, warrants, or other obligations to issue shares outstanding on the date hereof as disclosed to the Holder in writing (either in a Schedule to the Security Agreement or in ay of the Parent's SEC Reports or Exchange Act Filings); or (iii) pursuant to options that may be issued under any employee incentive stock option and/or any qualified stock option plan adopted by the Parent) for a consideration per share (the "Offer Price") less than the Fixed Conversion Price in effect at the time of such issuance, then the Fixed Conversion Price shall be immediately reset pursuant to the formula below. For purposes hereof, the issuance of any security of the Parent convertible into or exercisable or exchangeable for Common Stock shall result in an adjustment to the Fixed Conversion Price upon the issuance of such securities pursuant to the formula below.

                  If the Parent issues any additional shares of Common Stock for a consideration per share less than the then-applicable Fixed Conversion Price pursuant to this Section 2.6 then, and thereafter successively upon each such issue, the Fixed Conversion Price shall be adjusted by multiplying the then applicable Fixed Conversion Price by the following fraction:

      --------------------------
                A + B
      --------------------------
      (A + B) + [((C - D) x B)
                / C]
      --------------------------

                  A = Total amount of shares convertible pursuant to the Notes

                  B =  Actual shares sold in the offering

                  C =  Fixed Conversion Price

            (c) D = Offer Price.

            (d) Computation of Consideration. For purposes of any computation respecting consideration received pursuant to Section 2.6(c) above, the following shall apply:

            (i) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Parent for any underwriting of the issue or otherwise in connection therewith;

            (ii) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of the Parent (irrespective of the accounting treatment thereof); and

            (iii) upon any such exercise, the aggregate consideration received for such securities shall be deemed to be the consideration received by the Parent for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Parent upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in subsections (i) and (ii) of this Section 2.6(d)).

            2.7 Reservation of Shares. During the period the conversion right exists, the Parent will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Conversion Shares upon the full conversion of this Note and the Warrant. The Parent represents that upon issuance, the Conversion Shares will be duly and validly issued, fully paid and non-assessable. The Parent agrees that its issuance of this Note shall constitute full authority to its officers, agents, and transfer agents who are charged with the duty of executing and issuing stock certificates to execute and issue the necessary certificates for the Conversion Shares upon the conversion of this Note.

                                  ARTICLE III
                EVENTS OF DEFAULT AND DEFAULT RELATED PROVISIONS

            3.1 Events of Default. The occurrence of an Event of Default under the Security Agreement shall constitute an event of default ("Event of Default") hereunder.

            3.2 Default Interest. Following the occurrence and during the continuance of an Event of Default, the Companies shall, jointly and severally, pay additional interest on the outstanding principal balance of this Note in an amount equal to one percent (1%) per month, and all outstanding Obligations, including unpaid interest, shall continue to accrue interest at such additional interest rate from the date of such Event of Default until the date such Event of Default is cured or waived.

            3.3 Default Payment. Following the occurrence and during the continuance of an Event of Default, the Holder, at its option, may elect., in addition to all rights and remedies of the Holder under the Security Agreement and the Ancillary Agreements and all obligations of each Company under the Security Agreement and the Ancillary Agreements, to terminate the Security Agreement pursuant to Section 17 thereof and require the Companies, jointly and severally, to make a Default Payment ("Default Payment"). The Default Payment shall be one hundred twenty percent (120%) of the outstanding principal amount of the Note, plus accrued but unpaid interest, all other fees then remaining unpaid, and all other amounts payable hereunder. The Default Payment shall be applied first to any fees due and payable to the Holder pursuant to the Notes and/or the Ancillary Agreements, then to accrued and unpaid interest due on the Notes, the Security Agreement and then to the outstanding principal balance of the Notes. The Default Payment shall be due and payable immediately on the date that the Holder has exercised its rights pursuant to this Section 4.3.

                                   ARTICLE IV
                                  MISCELLANEOUS

            4.1 Conversion Privileges. The conversion privileges set forth in
Article II shall remain in full force and effect immediately from the date hereof until the date this Note is indefeasibly paid in full and irrevocably terminated.

            4.2 Cumulative Remedies. The remedies under this Note shall be cumulative.

            4.3 Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

            4.4 Notices. Any notice herein required or permitted to be given shall be in writing and shall be deemed effective given (a) upon personal delivery to the party notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective Company at the address provided for such Company in the Security Agreement executed in connection herewith, and to the Holder at the address provided in the Security Agreement for the Holder, with a copy to John E. Tucker, Esq., 825 Third Avenue, 14th Floor, New York, New York 10022, facsimile number (212) 541-4434, or at such other address as the respective Company or the Holder may designate by ten days advance written notice to the other parties hereto. A Notice of Conversion shall be deemed given when made to the Parent pursuant to the Purchase Agreement.

            4.5 Amendment Provision. The term "Note" and all references thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented, and any successor instrument as such successor instrument may be amended or supplemented.

            4.6 Assignability. This Note shall be binding upon each Company and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns, and may be assigned by the Holder in accordance with the requirements of the Security Agreement. No Company may not assign any of its obligations under this Note without the prior written consent of the Holder, any such purported assignment without such consent being null and void.

            4.7 Cost of Collection. In case of any Event of Default under this Note, the Companies shall, jointly and severally, pay the Holder the Holder's reasonable costs of collection, including reasonable attorneys' fees.

            4.8 Governing Law, Jurisdiction and Waiver of Jury Trial.

            (a) THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

            (b) EACH COMPANY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN ANY COMPANY, ON THE ONE HAND, AND THE HOLDER, ON THE OTHER HAND, PERTAINING TO THIS NOTE, THE SECURITY AGREEMENT OR ANY OF THE OTHER ANCILLARY AGREEMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS NOTE, THE SECURITY AGREEMENT OR ANY OF THE OTHER ANCILLARY AGREEMENTSPROVIDED, THAT EACH COMPANY ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE COUNTY OF NEW YORK, STATE OF NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS NOTE SHALL BE DEEMED OR OPERATE TO PRECLUDE THE HOLDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE HOLDER. EACH COMPANY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH COMPANY HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. EACH COMPANY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE COMPANY AT THE ADDRESS SET FORTH IN THE SECURITY AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF THE COMPANY'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID

            (c) EACH COMPANY DESIRES THAT ITS DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, EACH COMPANY HERETO WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE HOLDER, AND/OR ANY COMPANY ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL

TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS NOTE, THE SECURITY AGREEMENT, ANY OTHER ANCILLARY AGREEMENT OR THE TRANSACTIONS RELATED HERETO OR THERETO.

            4.9 Severability. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note.

            4.10 Maximum Payments. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum rate permitted by such law, any payments in excess of such maximum rate shall be credited against amounts owed by the Companies to the Holder and thus refunded to the Companies.

            4.11 Security Interest. The Holder has been granted a security interest (i) in certain assets of the Companies as more fully described in the Security Agreement and (ii) pursuant to the Stock Pledge Agreement dated as of the date hereof.

            4.12 Construction. Each party acknowledges that its legal counsel participated in the preparation of this Note and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Note to favor any party against the other.

      [Balance of page intentionally left blank; signature page follows]

            IN WITNESS WHEREOF, each Company has caused this Secured Revolving Note to be signed in its name effective as of this 29th day of July 2005.

                                    PACIFIC CMA, INC., a Delaware corporation

                                    By:__________________________________
                                       Name:
                                       Title:

WITNESS:

----------------------------------


                                    PACIFIC CMA INTERNATIONAL, LLC, a
                                    Colorado limited liability company

                                    By:__________________________________
                                       Name:
                                       Title:

WITNESS:

----------------------------------


                                    AIRGATE INTERNATIONAL CORPORATION, a New
                                    York corporation

                                    By:__________________________________
                                       Name:
                                       Title:

WITNESS:

----------------------------------


                                    AIRGATE INTERNATIONAL CORPORATION
                                    (CHICAGO), an Illinois corporation

                                    By:__________________________________
                                       Name:
                                       Title:

 WITNESS:

----------------------------------


                                    PARADIGM INTERNATIONAL INC., a Florida
                                    corporation

                                    By:__________________________________
                                       Name:
                                       Title:

WITNESS:

----------------------------------

                                  EXHIBIT A

                               OTHER COMPANIES

      PACIFIC CMA INTERNATIONAL, LLC, a Colorado limited liability company

      AIRGATE INTERNATIONAL CORPORATION, a New York corporation

      AIRGATE INTERNATIONAL CORPORATION (CHICAGO), an Illinois corporation

      PARADIGM INTERNATIONAL INC., a Florida corporation

                                  EXHIBIT B

                             NOTICE OF CONVERSION

(To be executed by the Holder in order to convert the Secured Revolving Note)

The undersigned hereby elects to convert $_________ of the principal and $_________ of the interest due on the Secured Revolving Note dated as of July

__, 2005 (the "Note") issued by Pacific CMA, Inc. (the "Parent") and the other Companies named and as defined therein into shares of Common Stock of the Parent ("Shares) in accordance with the terms and conditions set forth in the Note, as of the date written below.

                             Date of Conversion:

                              Conversion Price:

                           Shares To Be Delivered:

                                 Signature:

                                 Print Name:

                                  Address:

                          Holder DWAC instructions